UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2005

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Texas Avenue Suite 3100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 659-1361

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On November 11, 2005, Cheniere Energy, Inc. (the “Company”) issued a press release announcing that Charif Souki, its Chief Executive Officer, will be making a presentation about the Company on November 14, 2005 at the Bank of America 2005 Energy Conference. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01. The slide show presentation is attached at Exhibit 99.2 to this report and is incorporated by reference into this Item 7.01. Exhibits 99.1 and 99.2 are filed, but are not furnished pursuant to Regulation FD.

Item 9.01. Financial Statements and Exhibits.

c) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 11, 2005 (filed herewith).
99.2	Slide show presentation to be presented by Cheniere Energy, Inc. on November 14, 2005 at the Bank of America 2005 Energy Conference (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: November 11, 2005	By:	/s/ Don A. Turkleson
Name: Don A. Turkleson
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 11, 2005 (filed herewith).
99.2	Slide show presentation to be presented by Cheniere Energy, Inc. on November 14, 2005 at the Bank of America 2005 Energy Conference (filed herewith).